UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 --------------
                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  June 20, 2002
                                                   --------------





                             TALK VISUAL CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)





            Nevada                          0-28330             95-4561156
       ------------------             -------------------  ------------------
  (State or other jurisdiction         (Commission File     (I.R.S. Employer
of incorporation or organization)            Number)       Identification No.)



3550 Biscayne Blvd., Suite 704, Miami, Florida                   33137
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   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (305) 572-0575
                                                           --------------


                                 Not Applicable
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Items.

On June 20, 2002, the Board of Directors of Talk Visual Corporation elected Harley L. Rollins, current CEO as its Chairman. Mr. Rollins succeeds Michael J. Zwebner, who resigned from his position as Chairman and from the Board of Directors. A copy of the press release announcing his resignation is attached as
Exhibit 99 to this current report of Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


a.       Exhibit 10.1

b.       Exhibit 99.1 Press Release dated June 20, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TALK VISUAL CORPORATION
                                 -----------------------
                                 (Registrant)


Date: June 26, 2002              By:/s/  Harley L. Rollins
                                    ------------------------------------
                                         Harley L. Rollins
                                         Chief Executive Officer and
                                         Chief Financial Officer

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